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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 25, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                                  1-31447                              74-0694415
 (State or other jurisdiction              (Commission File Number)                     (IRS Employer
       of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                           77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Forms of agreements for non-qualified stock option awards, restricted stock awards, performance share awards and performance unit awards, including the applicable goals and objectives, under the Long-Term Incentive Plan of CenterPoint Energy, Inc. and a form of notice for non-qualified stock option awards under the CenterPoint Energy, Inc. 1994 Long Term Incentive Compensation Plan are attached hereto as exhibits and are incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            The exhibits listed below are filed herewith.

            (c)   Exhibits.

            10.1 Form of Non-Qualified Stock Option Award Agreement under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

            10.2 Form of Restricted Stock Award Agreement under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

            10.3 Form of Performance Share Award under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

            10.4 Form of Performance Unit Award under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

            10.5 Summary of Performance Objectives for Awards under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

            10.6 Form of Non-Qualified Stock Option Award Notice under the CenterPoint Energy, Inc. 1994 Long-Term Incentive Compensation Plan.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CENTERPOINT ENERGY, INC.



Date: January 25, 2005                       By:      /s/ James S. Brian
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               EXHIBIT DESCRIPTION
-------     --------------------------------------------------------------------

 10.1 Form of Non-Qualified Stock Option Award Agreement under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

 10.2 Form of Restricted Stock Award Agreement under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

 10.3 Form of Performance Share Award under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

 10.4 Form of Performance Unit Award under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

 10.5 Summary of Performance Objectives for Awards under the Long-Term Incentive Plan of CenterPoint Energy, Inc.

 10.6 Form of Non-Qualified Stock Option Award Notice under the CenterPoint Energy, Inc. 1994 Long-Term Incentive Compensation Plan.